                                                                   EXHIBIT 10.20


          1997 NON-EMPLOYEE DIRECTORS STOCK APPRECIATION RIGHTS PLAN


     Ascent Entertainment Group, Inc., a Delaware corporation, has adopted the 1997 Non-Employee Directors Stock Plan (the "Plan"), effective as of June 27, 1997, and ratified on October 24, 1997, for the benefit of its eligible Independent Directors (as such term is defined below).

          The purposes of this Plan are as follows:

          (1) To provide an additional incentive for directors to further the growth, development and financial success of the Company by personally benefitting through the ownership of Company stock appreciation rights which recognize such growth, development and financial success.

          (2) To enable the Company to attract and retain the services of directors of the highest qualifications considered essential to both the short term challenges confronting the Company and the long range success of the Company by offering them an opportunity to own Company stock appreciation rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS

          I.1  General.  Wherever the following terms are used in this Plan they
               -------
shall have the meaning specified below, unless the context clearly indicates otherwise.

          I.2  Board.  "Board" shall mean the Board of Directors of the Company.
               -----

          I.3  Code.  "Code" shall mean the Internal Revenue Code of 1986, as
               ----
amended.

          I.4  Common Stock.  "Common Stock" shall mean the common stock of the
               ------------
Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock.

          I.5  Company.  "Company" shall mean Ascent Entertainment Group, Inc.,
               -------
a Delaware corporation.

          I.6  Corporate Transaction.  "Corporate Transaction" shall mean any of
               ---------------------
the following:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Corporate
     Transaction: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c); or

          (b) Individuals who, as of June 27, 1997, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to June 27, 1997 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          I.7  Director.  "Director" shall mean a member of the Board.
               --------

          1.8  Exchange Act.  "Exchange Act" shall mean the Securities Exchange
               ------------
Act of 1934, as amended.

          1.9  Fair Market Value.  "Fair Market Value" of a share of Common
               -----------------
Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange, the closing price for the Common Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (iii) if Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Board acting in good faith.

          1.10 Grant Date.  "Grant Date" shall mean the date an Independent
               ----------
Director receives a grant of SARs pursuant to Section 3 of the Plan.

          1.11  Independent Director.  "Independent Director" shall mean a
                --------------------
Director who is not an officer or employee of the Company or any of its Subsidiaries.

          1.12  Holder.  "Holder" shall mean an Independent Director granted an
                ------
SAR under this Plan.

          1.13  Plan.  "Plan" shall mean the 1997 Non-Employee Directors Stock
                ----
Plan.

          1.14  Rule 16b-3.  "Rule 16b-3" shall mean that certain Rule 16b-3
                ----------
under the Exchange Act, as such Rule may be amended from time to time.

          1.15  Stock Appreciation Right or SAR.   "Stock Appreciation Right" or
                -------------------------------
"SAR" shall mean a right to receive cash in an amount equal to the appreciation in the Fair Market Value of the Common Stock from the date of grant through the date of exercise as set forth in Article III of this Plan.

          1.16  Subsidiary.  "Subsidiary" shall mean any corporation in an
                ----------
unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          1.17  Termination of Directorship.  "Termination of Directorship"
                ---------------------------
shall mean the time when a Holder ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

                                  ARTICLE II

                            SHARES SUBJECT TO PLAN

          II.1  Shares Subject to Plan.  The shares subject to SARs shall be
                ----------------------
shares of the Company's Common Stock. The aggregate number of such shares which will relate to SARs issued under the Plan shall not exceed seven hundred thousand (700,000).
          -------

          II.2  Unexercised SARS.  If any SARs issued under the Plan expire or
                ----------------
are canceled without having been fully exercised, the number of shares subject to such SARs but as to which such SARs were not exercised prior to their expiration or cancellation may again be subject to an SAR hereunder, subject to the limitations of Section 2.1.

                                  ARTICLE III

                               GRANTING OF SARs

          3.1  Eligibility.  Each Independent Director of the Company shall be
               -----------
eligible to be granted SARs at the times and in the manner set forth in Section 3.2.

          3.2  Granting of SARs
               ----------------

          (a) On June 27, 1997, each individual then serving on or elected to the Board and continuing to serve after such date as an Independent Director shall be granted an SAR with respect to 100,000 shares of Common Stock.

          (b) Subsequent to June 27, 1997, each individual, other than those individuals described in subsection (a) above, who is elected or appointed to the Board of Directors and is an Independent Director shall be granted, on a one-time basis, an SAR with respect to 100,000 shares of Common Stock.

                                  ARTICLE IV

                                 TERMS OF SARS

          4.1  SAR Agreement.  Each SAR grant shall be evidenced by a written
               -------------
SAR Agreement, which shall be executed by the Holder and an authorized officer of the Company and which shall contain such terms and conditions as the Board shall determine, consistent with this Plan.

          4.2  SAR Price.  The exercise price per share of the shares of Common
               ---------
Stock subject to each SAR shall be the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

          4.3  SAR Term.  The term of a grant of SARs under the Plan shall be
               --------
ten (10) years from the date the SARs are granted.

          4.4  SAR Vesting
               -----------

          (a)  Each SAR grant shall vest as follows:

                                                  Percent of SAR grant
Date                                              Which Is Exercisable
----                                              --------------------
Prior to the first anniversary of the                     0%

Grant Date

After the first anniversary of the Grant Date                     25%

After the second anniversary of the Grant Date                    50%

After the third anniversary of the Grant Date                    100%

          (b) Except as otherwise provided in this Plan, no portion of an SAR grant which is unexercisable at a Termination of Directorship shall thereafter become exercisable.

          4.5  Consideration. In consideration of the granting of an SAR, the
               -------------
Holder shall agree, in the written SAR Agreement, to serve as an Independent Director of the Company or any Subsidiary until the next annual meeting of stockholders of the Company. Nothing in this Plan or in any SAR Agreement hereunder shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to remove any Holder as a Director at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V

                               EXERCISE OF SARS

          5.1  Partial Exercise.  Vested SARs may be exercised in whole or in
               ----------------
part. However, SARs shall not be exercisable with respect to fractional shares and the Board may require that, by the terms of the SAR, a partial exercise be with respect to a minimum number of shares.

          5.2  Manner of Exercise.  All or a portion of exercisable SARs shall
               ------------------
be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Board stating that the SARs, or a portion thereof, are exercised. The notice shall be signed by the Holder or such other person then entitled to exercise the SARs or such portion; and

          (b) In the event that SARs shall be exercised pursuant to Section 7.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the SARs.

          5.3  Conditions to Payment Pursuant to the SARs.  The Company shall
               ------------------------------------------
not be required to make the cash payment related to the exercise of rights under the SARs prior to fulfillment of all of the following conditions:

          (a) The lapse of such reasonable period of time following the exercise of the SARs as the Board may establish from time to time for reasons of administrative convenience; and

          (b) The retention out of the SAR exercise proceeds by the Company of full payment for any applicable taxes.

          5.4  Rights as Stockholders.  The Holders of SARs shall not be, nor
               ----------------------
have any of the rights or privileges of, stockholders of the Company in respect of such SARs.

          5.5  Limitations on Exercise of SARs.  No SAR may be exercised to any
               -------------------------------
extent by anyone after the first to occur of the following events:

          (a) the expiration of twelve months from the date of the Holder's death;

          (b) the expiration of twelve months from the date of the Holder's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

          (c) the expiration of three months from the date of the Holder's Termination of Directorship for any reason other than such Holder's death or his permanent and total disability, unless the Holder dies within said three-month period;

          (d) the expiration of twelve months from the date of a Corporate Transaction; or

          (e)  the expiration of ten years from the date the SARS were granted.

                                  ARTICLE VI

                                ADMINISTRATION

          6.1  Duties and Powers of Board.  It shall be the duty of the Board to
               --------------------------
conduct the general administration of this Plan in accordance with its provisions. The Board shall have the power to interpret this Plan and the agreements pursuant to which SARs are granted, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant under this Plan need not be the same with respect to each Holder.

          6.2  Majority Rule.  The Board shall act by a majority of its members
               -------------
in attendance at a meeting at which a quorum is present or by a consent, memorandum or other written instrument signed by all members of the Board.

          6.3  Compensation; Professional Assistance; Good Faith Actions.  All
               ---------------------------------------------------------
expenses and liabilities which members of the Board incur in connection with the administration of this Plan shall be borne by the Company. The Board may, but is not required to, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Board, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or the SARs granted pursuant to this Plan, and all members of the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS

          7.1  Not Transferable.  SARs under this Plan may not be sold, pledged,
               ----------------
assigned, or transferred in any manner other than by will or the laws of descent and distribution. No SAR or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

          During the lifetime of the Holder, only he or she may exercise an SAR (or any portion thereof) granted to him or her under the Plan. After the death of the Holder, any exercisable portion of an SAR may, prior to the time when such portion becomes unexercisable under the Plan or the applicable SAR Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

          7.2  Amendment, Suspension or Termination of this Plan.  Unless sooner
               -------------------------------------------------
terminated under this Section 7.2, the Plan will terminate on June 27, 2007.
The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board, no action of the Board may, except as provided in
Section 7.3, increase the limits imposed in Section 2.1 on the maximum number of shares related to SARs which may be issued under this Plan, and no action of the Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule; provided, however, that by approving this Plan stockholders will be authorizing an amendment of the Plan for the purpose of converting the SARs to options to purchase shares of the Common Stock on substantially the same terms as the existing SARs. Notwithstanding the foregoing, except as permitted by the applicable exemptive conditions of Rule 16b-3, the provisions of this Plan relating to grant of SARs to Independent Directors, including the amount, price and timing thereof, shall not be amended more than once in any six-month period other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the respective rules thereunder. No amendment, suspension or termination of this Plan shall, without the consent of the Holders, alter or impair any rights or obligations under any SARs theretofore granted, unless the award itself otherwise expressly so provides. No SARs may be granted during any period of suspension or after termination of this Plan.

          7.3  Changes in Common Stock or Assets of the Company, Acquisition or
               ----------------------------------------------------------------
               Liquidation of the Company and Other Corporate Events.
               -----------------------------------------------------

          (a) Subject to Section 7.3(e), in the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Board's sole discretion, affects the Common Stock such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an SAR then the Board shall, in such manner as it may deem equitable, adjust any or all of

               (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which SARS are granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued related to SARs),

               (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding SARs, and

               (iii) the grant or exercise price with respect to any SARs.

          (b) Subject to Section 7.3(e), in the event of any corporate transaction or other event described in Section 7.3(a) which results in shares of Common Stock being exchanged for or converted into cash, securities (including securities of another corporation) or other property, the Board will have the right to terminate this Plan as of the date of the event or transaction, in which case all SARs granted under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

          (c) Subject to Sections 7.3(c)(vi) and 7.3(e), in the event of any corporate transaction or other event described in Section 7.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Board in its discretion is hereby authorized to take any one or more of the following actions whenever the Board determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any SARs granted under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

               (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Board may provide, either automatically or upon the Holder's request, for either the purchase of any such SAR for an amount of cash equal to the amount that would have been received upon the exercise of such SAR had such SAR been currently exercisable or payable or the replacement of such SAR with other rights or property selected by the Board in its sole discretion;

               (ii) In its sole and absolute discretion, the Board may provide, either by the terms of such SAR or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

               (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Board may provide, either by the terms of such SAR or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such SAR shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (a) Section
     4.4 or (b) the provisions of such SAR;

               (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Board may provide, either by the terms of such SARs or by action taken prior to the occurrence of such transaction or event, that upon such event, such SAR be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

               (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Board may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding SARs, and/or in the terms and conditions of such SARs (including the grant or exercise price), and the criteria included in, awards which may be granted in the future; and

               (vi) The foregoing discretionary terms of this Section 7.3(c) shall be permitted with respect to SARs to the extent that such discretion would be inconsistent with the requirements of Rule 16b-3. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth above, each SAR shall be exercisable as to all shares covered thereby during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4, SARs cannot be exercised following such event.

          (d) Subject to Section 7.3(e) and 7.8, the Board may, in its discretion, include such further provisions and limitations in any SAR agreement, as it may deem equitable and in the best interests of the Company.

          (e) No adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would violate Section 16 of the Exchange Act or the exemptive conditions of Rule 16b-3. The number of shares of Common Stock subject to any SAR shall always be rounded to the next whole number.

          7.4  Approval of Plan by Stockholders.  This Plan will be submitted
               --------------------------------
for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. SARs may be granted prior to such stockholder approval, provided that such SARs shall not be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all SARs previously granted under this Plan shall thereupon be canceled and become null and void.

          7.5  Forfeiture Provisions.  Pursuant to its general authority to
               ---------------------
determine the terms and conditions applicable to SAR awards under the Plan, the Board shall have the right (to the extent consistent with the requirements of Rule 16b-3) to provide, in the terms of SAR awards made under the Plan, or to require the recipient to agree by separate written instrument, that (a) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the SARs, must be paid to the Company, and (b) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (i) a Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (ii) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Board.

          7.6  Limitations Applicable to Section 16 Persons.  Notwithstanding
               --------------------------------------------
any other provision of this Plan, the Plan and any SAR granted to an Independent Director who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under
Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and the SARs granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

          7.7  Effect of Plan Upon Incentive and Compensation Plans.  The
               ----------------------------------------------------
adoption of this Plan shall be in lieu of, and the Board is terminating effective June 27, 1997, any other compensation plans or arrangements for Directors. The adoption of this Plan shall not affect any compensation or incentive plans for officers or employees in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (ii) to grant or assume SARs or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of SARs in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

          7.8  Compliance with Laws.  This Plan and the granting and vesting of
               --------------------
SARs under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations. To the extent permitted by applicable law, the Plan and the SARs granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          7.9   Titles.  Titles are provided herein for convenience only and are
                ------
not to serve as a basis for interpretation or construction of this Plan.

          7.10  Governing Law.  This Plan and any agreements hereunder shall be
                -------------
administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

          I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Ascent Entertainment Group, Inc. effective as of June 27, 1997, and ratified by such Board of Directors on October 24, 1997.

          Executed as of the 24th day of October, 1997



                                                  /s/ Arthur M. Aaron
                                             ----------------------------
                                                      Secretary